MISTER JAY FASHIONS INTERNATIONAL, INC.
                              448 West 16th Street
                               New York, NY 10011


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on March 3, 1997


To the Shareholders of
 MISTER JAY FASHIONS INTERNATIONAL, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MISTER JAY FASHIONS INTERNATIONAL, INC. (the "Corporation") will be held at Klarman & Associates at 14 East 60th Street, New York, New York 10022 on March 3, 1997 at 10:00 a.m., New York time, for the following purposes:

     1. To elect four Directors to the Corporation's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified.

     2. To vote on the proposal to amend the Corporation's certificate of incorporation to effect a change of the Corporation's name from Mister Jay Fashions International, Inc. to United Textiles & Toys Corporation

     3. To vote on the proposal to reverse-spilt the Corporation's outstanding shares on a 1 for 10 basis.

     4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         The close of business on January 3, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                              By order of the Board of Directors


                                                         Allean Goode, Secretary

Dated: February 11, 1997

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                     MISTER JAY FASHIONS INTERNATIONAL, INC.
                              448 West 16th Street
                               New York, NY 10011

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                           To Be Held on March 3, 1997


          This proxy statement and the accompanying form of proxy have been mailed on February 11, 1997 to the stockholders of record on January 3, 1997 of Mister Jay Fashions International, Inc., a Delaware corporation (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held on March 3, 1997 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

          Shares of the Corporation's common stock (the "Common Stock") represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR (i) the election of the four (4) persons nominated by the Board of Directors as directors, (ii) an amendment to the Corporation's certificate of incorporation to effect a change of the Corporation's name from Mister Jay Fashions International, Inc. to United Textiles & Toys Corporation and (iii) the proposal to reverse-spilt the Corporation's outstanding shares on a 1 for 10 basis (1 new share for every 10 shares presently owned).

         Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon is required to elect the directors. A stockholder voting through a proxy who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon.

          The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

          The Corporation's Annual Reports on Form 10-KSB for the year ended March 31, 1996 and quarterly report on Form 10-QSB for the six months ended September 30, 1996, accompanies this proxy statement.

          The principal executive offices of the Corporation are located at 448 West 16th Street, New York, New York 10011 the Corporation's telephone number is
(212) 675-6666.

Independent Public Accountants

          The Board of Directors of the Corporation has selected Lazar, Levine & Company, Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending March 31, 1997. Stockholders are not being asked to approve such selection because such approval is not required. The audit services provided by Lazar, Levine & Company, consisted of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Lazar, Levine & Company, are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and answer appropriate questions.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the meeting are the Corporation's Common Stock, $.01 par value per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders. The close of business on January 3, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 9,788,050 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth information as of February 11, 1997, with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Corporation to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, and (iii) all officers and directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite his name.

Name and Address of Beneficial Owner    Amount and Nature of Beneficial Ownership    Percentage of Class (%)

Europe American Capital (1)
Foundation                              4,200,000                                    42.9%
Box 47
Tortola British Virgin Islands

Ilan Arbel (1) (2)                      4,200,000                                    42.9%
c/o Mister Jay Fashions
International Inc.
448 West 16th Street
New York, NY 10011

Allean Goode (3)                        25,000                                       *
c/o Mister Jay Fashions
International Inc.
448 West 16th Street
New York, NY 10011

Sheikhar Boodram (4)                    25,000                                       *
c/o Mister Jay Fashions
International Inc.
448 West 16th Street
New York, NY 10011

Rivka Arbel (5)                         *                                            *
c/o Mister Jay Fashions
International, Inc.
448 West 16th Street
New York, NY 10011

All officers and directors as           4,250,000                                    43.2%
a group (4 persons) (1)-(4)

*  Less than 1 %
------------------------------

     (1) Represents shares beneficially owned by the Arbel family. See "Certain Relationships and Related Transactions."

     (2) Does not include shares underlying options granted on June 19, 1995. Pursuant to the terms of a compensation agreement dated June 10, 1995, the Company granted Ilan Arbel and Rivka Arbel 350,000 and 200,000 options, respectively, to purchase shares of Common Stock at an exercise price of $2.00. The number of stock options granted to Ilan Arbel and Rivka Arbel reflects a revision of the compensation agreement. The earlier version of the compensation agreement provided that the board of directors would grant options to purchase 150,000 shares and 100,000 shares, exercisable at $2.00 per share, to Ilan Arbel and Rivka Arbel, respectively. 150,000 shares and 100,000 shares were issued on June 26, 1995 upon the exercise of such options. In September 1995, Ilan Arbel and Rivka Arbel exercised options and purchased an additional 100,000 shares each. The shares purchased were sold pursuant to an Registration Statement on form S-8 filed by the Company on June 21, 1995 and as amended on August 14, 1995. Does not includes an aggregate of 3,000,000 shares purchased pursuant to the exercise of options granted in January 1996 and June 1996, which were exercised and the shares purchased thereunder resold pursuant to an S-8 registration statement. See ACertain Relationships and Related Transactions."

     (3) Includes 25,000 shares which are issuable upon the exercise of options granted under the Company's 1992 Stock Option Plan.

     (4) Includes 25,000 shares which are issuable upon the exercise of options granted under the Company's 1992 Stock Option Plan.

     (5) Does not includes 400,000 shares pursuant to option granted in January 1996, which option was terminated.

Certain Reports

         No person who, during the transition period ended March 31, 1996, was a director, officer or beneficial owner of more than ten percent of the Corporation's Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person") failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year or prior years. The foregoing is based solely upon a review by the Corporation of Forms 3 and 4 during the most recent fiscal year as furnished to the Corporation under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year, and any representation received by the Corporation from any reporting person that no Form 5 is required, except as described herein.


                               RECENT DEVELOPMENTS

         On December 13, 1996 the Company exchanged with Europe American Captial Foundation, an affiliate of Ilan Arbel and his family, 4,200,000 shares of Common Stock for 105,000 shares of Play Co. Toys & Entertainment Corp.=s (APlayco@) Series E Preferred Stock (the APlayco Preferred Stock@), which shares are convertible at any time into 84,000,000 shares of Playco=s common stock.

         In January 1996, pursuant to the terms of a compensation agreements the Company granted Ilan Arbel and Rivka Arbel options to purchase 950,000 and 400,000 shares of the Company's Common Stock. Mr. Arbel, the Company=s president, exercised the options in full and the shares purchase sold pursuant to an S-8 registration statement in February 1996. In June 1996, Mr. Arbel transferred 334,000 shares of Playco=s Preferred Stock to the Company as payment for the 950,000 shares issued upon the exercise of options guaranteed to Ilan Arbel. The 334,000 Playco Preferred Shares were converted into 6,680,000 shares of Playco=s Common Stock in August 1996. The transfer of shares occurred in September 1996. Pursuant to the conversion of the shares of the Playco Preferred Stock the Company became the majority stockholder of the Playco.

         In June 1996, pursuant to the terms of an employment agreement, the Company granted Ilan Arbel options to purchase 2,050,000 shares of Common Stock, which option was exercised in full and the shares purchased sold pursuant to an S-8 registration statement. As payment for the shares purchase pursuant the option, Mr. Arbel through an affiliated entity transferred an aggregate of 800,000 shares of Playco=s Preferred Stock, which shares are convertible into 16,000,000 shares of Playco=s common stock. The transfer of shares occurred in December 1996 and January 1997.

         On June 19, 1995, pursuant to a compensation agreement dated June 10, 1995, the Company's board of directors granted 150,000 and 100,000 stock options exercisable at $2.00 per share, to Ilan Arbel and Rivka Arbel, respectively.
This consulting agreement was subsequently amended, whereby the board of directors granted 350,000 and 200,000 stock options exercisable at $2.00 per share, to Ilan Arbel and Rivka Arbel.

        It is expected that the following will be considered at the meeting and action taken thereon.

                            I. ELECTION OF DIRECTORS

          The Board of Directors currently consists of four members elected for a term of one year and until their successors are duly elected and qualified. An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting, and entitled to vote thereon is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

         The following table sets forth as of January 3, 1997 with respect to the four nominees for election as directors of the Corporation:

                                   Position with Corporation;                   Continually
Name                               Principal Occupation and Age                 Since

Ilan Arbel                         Chief Executive Officer,                     1991
                                   President and Director; 42

Sheikhar Boodram                   Vice-President and                           1992
                                   Director; 34

Allean Goode                       Secretary, Treasurer and                     1992
                                   Director; 62

Rivka Arbel                        Director; 43                                 1992
-------------------------

     All directors hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Officers are elected annually by, and serve at the discretion of the Board of Directors. There are no family relationships between or among any officers or directors of the Corporation, except that Rivka Arbel is the sister-in-law of Ilan Arbel. The Corporation granted to Hanover Sterling & Company, Ltd., the Underwriter of the Corporation's initial public offering, the right to nominate one individual for election to the Corporation's Board of Directors. No such individual has been designated as of the date hereof.

     Ilan Arbel has been President and Chief Executive Officer and a Director of the Company since 1991. Mr. Arbel was the President, Chief Executive Officer and a Director of U.S. Wireless Corporation (formerly American Toys, Inc.) from its inception in February 1993 until July 1996. In May 1993, Mr. Arbel became a director of Playco, and since June 1994, he has been the Chairman of the Board. Since August 1995, Mr. Arbel has been a Director of Multimedia Concepts International, Inc. From 1989 to present, Mr. Arbel has been the sole officer and director of Europe American Capital Corp., a company involved in investments and finance in the United States and Europe. Mr. Arbel is also the sole officer and director of European Ventures Corp., a company involved in investments and finance in the United States and Europe Mr. Arbel is a graduate of the University Bar Ilan in Israel, with B.A. degrees in Economics, Business and Finance.

     Allean Goode from September 1992 to present, has been Secretary, Treasurer and a Director of the Company. Ms. Goode has been Secretary, Treasurer and a Director of American Toys since February, 1993. Ms. Goode has been Assistant Secretary of Playco since May 1993. From 1991 until September 1992, Ms. Goode acted as an independent contractor performing bookkeeping services for the Company. From 1981 until 1991, Ms. Goode was employed as Office Manager and Bookkeeper of Via West Sportswear, a New York based manufacturer of sportswear.

     Sheikhar Boodram from October 1991 until his appointment as Vice-President and a Director of the Company in September 1992, Mr. Boodram was employed by the Company as its Production Manager performing most of the functions which he presently performs as Vice-President. Mr. Boodram has been a Director of American Toys since May 1993. Mr. Boodram has been responsible for the design and the coordination of the manufacturing of the Company's garments. From June 1995 to present Mr. Boodram has been the President and Secretary of Multimedia Concepts International, Inc. Mr. Boodram was appointed as a Director of Playco in February 1996. Mr. Boodram is the sole Officer and Director of American Eagle Industries Corp. and Match II, Inc., which companies engage in the manufacture of women's clothing. From 1979 until October 1991, Mr. Boodram was the production manager for Lady Helene Sophisticates, Ltd., a manufacturer of ladies garments which ceased operations in 1991.

     Rivka Arbel has been a Director of the Company since September 29, 1992. From 1986 to present, Ms. Arbel has been President and a Director of Amigal, Ltd., a producer of men's and women's wear in Israel. Ms. Arbel is the sister-in-law of Ilan Arbel, the Company's President and Chief Executive Officer.

Board Meetings, Committees and Compensation

     During the year ended March 31, 1996, no meetings of the Board of Directors were held and action was taken on five (5) occasions by unanimous written consent of the Board of Directors in lieu of meeting. The Corporation does not pays its directors for their attendance at meetings of the board of Directors and committee meetings.

     The Board of Directors recommends that you vote "FOR" the nominees for Director.


                   EXECUTIVE COMPENSATION AND RELATED MATTERS

Executive Compensation

Summary of Cash and Certain Other Compensation

     The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, paid by Playco during the years ended March 31, 1996, 1995 and 1994 to each of the named executive officers of the Company.

                           Summary Compensation Table

                               Annual Compensation

(a)                           (b)                 (c)                 (d)            (e)
Name and Principal                                                                   Other Annual
Position                      Year                Salary($)           Bonus($)       Compensation($)
-----------------------       ----                ---------           --------       ---------------
Ilan Arbel                    1996                -                   -              -
Chief Executive               1995                -                   -              -
Officer                       1994                -                   -              -


     (1) See "Recent Developments and "Certain Relationships and Related Transactions for a discussion of the compensation received by the Company's officers.

1992 Stock Option Plan

     In 1992, the Corporation adopted the 1992 Stock Option Plan (the "Plan"). The Plan provides for the grant of options to qualified employees (including officers and directors, advisors and consultants) of the Corporation to purchase an aggregate of 150,000 shares of Common Stock. The Plan is administered by the Board of Directors or a committee of the Board of Directors (the "Option Committee") whose members are not entitled to receive options under the Plan. The Option Committee has complete discretion to select the optionee and to establish the terms and conditions of each option, subject to the provisions of the Plan. Options granted under the Plan may or may not be "incentive stock options" as defined in Section 422 of the Code ("Incentive Options") depending upon the terms established by the Option Committee at the time of grant, but the exercise price of options may not be less than 100% of the fair market value of the Corporation's Common Stock as of the date of grant (110% of the fair market value if the grant is an Incentive Option to an employee who owns more than 10% of the outstanding Common Stock). Options may not be exercised more than 10 years after the grant. Options granted under the Plan are not transferable and may be exercised only by the respective grantees during their lifetimes or by their heirs, executors or administrators in the event of death. Under the Plan, shares subject to canceled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends.

     As of the date hereof, the Corporation has granted options under the Plan to purchase an aggregate of 50,000 shares of Common Stock, at an exercise price of $6.50 per share to Allean Goode and Sheikhar Boodram, both of whom are officers of the Corporation. Options granted under the Plan become exercisable in accordance with the vesting schedules depending upon the duration of the options.

Certain Relationships and Related Transactions

         On December 13, 1996 the Company exchanged with Europe American Captial Foundation, an affiliate of Ilan Arbel and his family, 4,200,000 shares of Common Stock for 105,000 shares of Play Co. Toys & Entertainment Corp.=s (APlayco@) Series E Preferred Stock (the APlayco Preferred Stock@), which shares are convertible at any time into 84,000,000 shares of Playco=s common stock.


     In January 1996, pursuant to the terms of a compensation agreements the Company granted Ilan Arbel and Rivka Arbel options to purchase 950,000 and 400,000 shares of the Company's Common Stock. Mr. Arbel, the Company=s president, exercised the options in full and the shares purchase sold pursuant to an S-8 registration statement in February 1996. In June 1996, Mr. Arbel transferred 334,000 shares of Playco=s Preferred Stock to the Company as payment for the 950,000 shares issued upon the exercise of options guaranteed to Ilan Arbel. The 334,000 Playco Preferred Shares were converted into 6,680,000 shares of Playco=s Common Stock in August 1996. The transfer of shares occurred in September 1996. Pursuant to the conversion of the shares of the Playco Preferred Stock the Company became the majority stockholder of the Playco.

     In June 1996, pursuant to the terms of an employment agreement, the Company granted Ilan Arbel options to purchase 2,050,000 shares of Common Stock, which option was exercised in full and the shares purchased sold pursuant to an S-8 registration statement. As payment for the shares purchase pursuant the option, Mr. Arbel through an affiliated entity transferred an aggregate of 800,000 shares of Playco=s Preferred Stock, which shares are convertible into 16,000,000 shares of Playco=s common stock. The transfer of shares occurred in December 1996 and January 1997.

     On June 19, 1995, pursuant to a compensation agreement dated June 10, 1995, the Company's board of directors granted 150,000 and 100,000 stock options exercisable at $2.00 per share, to Ilan Arbel and Rivka Arbel, respectively.
This consulting agreement was subsequently amended, whereby the board of directors granted 350,000 and 200,000 stock options exercisable at $2.00 per share, to Ilan Arbel and Rivka Arbel.

     On June 19, 1995, pursuant to a compensation agreement dated June 10, 1995, the Company's board of directors granted 150,000 and 100,000 stock options exercisable at $2.00 per share, to Ilan Arbel and Rivka Arbel, respectively.
This consulting agreement was subsequently amended, whereby the board of directors granted 350,000 and 200,000 stock options exercisable at $2.00 per share, to Ilan Arbel and Rivka Arbel.

     On June 16, 1995, American Toys filed an amendment to the filed Form S-8, amending the 100,000 options exercisable at $4.25 per share issued to Mr. Arbel to 150,000 options exercisable at $1.00 per share. Also, the 50,000 options exercisable at $4.25 per share issued to Alan Berkun were amended to 75,000 options exercisable at $1.00 per share. Both sets of options were exercised by said individuals in full on such date and sold.

     On March 9, 1995 American Toys' board of directors granted 250,000 and 100,000 stock options to Ilan Arbel and Alan Berkun, respectively. 150,000 and 50,000 options granted to Messrs. Arbel and Berkun, respectively, were exercisable at $3.00 per share, which options were exercised. The remaining 100,000 and 50,000 options granted to Messrs. Arbel and Berkun, respectively, are exercisable at $4.25 per share, which options have not been exercised. On March 21, 1995, American Toys filed a Form S-8 registration statement registering the sale of the shares of common stock underlying such options, at which time Messrs. Arbel and Berkun exercised 150,000 and 50,000 options, respectively, and sold the shares pursuant to such registration. The options were issued as compensation.

                 II. AMENDMENT TO THE CORPORATION'S CERTIFICATE
                   OF INCORPORATION TO EFFECT A CHANGE OF THE
        CORPORATION'S NAME FROM MISTER JAY FASHIONS INTERNATIONAL, INC.
                     TO UNITED TEXTILES & TOYS CORPORATION

         The Board of Directors has unanimously approved a proposal to amend the Corporation's Certificate of Incorporation to effect a change of the name of the Corporation from Mister Jay Fashions International, Inc. to United Textiles & Toys Corporation. The full text of the proposed Amendment to the Certificate of Incorporation is annexed hereto as Appendix A to this Proxy Statement.

         The Corporation has decided to redirect the Corporation's business focus to include not only its textile business but to include the business of Play Co. Toys & Entertainment Corp., of which the Company is the majority stockholder. To this end, the Corporation may engage in acquisitions to further diversify its operations. The Corporation believes its name shall be an intregal part of its development, in terms or public recognition of its corporate strategy and product development. In addition, though the Corporation is not currently in negotiations with respect to any additional acquisition or business ventures, it does intend to seek other business opportunities in various industries. United Textiles & Toys Corporation stands for United Textiles and Toys Corporation.

         Stockholders will not be required to submit their stock certificates for exchange and, following the effective date of the amendment changing the name of the Corporation, all new stock certificates issued by the Corporation will either be overprinted with the Corporation's new name or new certificates issued.

         The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal. The Directors and Officers of the Corporation and other principal stockholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 42.9% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal.

         The Board of Directors deems this Proposal No. II to be in the best interests of the Corporation and its stockholders and recommends a vote "FOR" approval thereof.

                            III. REVERSE-STOCK SPLIT

     Management of the Corporation is of the opinion that a reverse-spilt of the Corporation's stock 1 for 10 (1 new share for every 10 old shares) is in the best interests of the Corporation's shareholders. All fractional shares will be rounded up or down to the nearest whole shares. No cash will be paid for any fractions of shares.

     Currently, the Corporation's Common Stock is quoted on the Nasdaq SmallCap Stock Market ("Nasdaq"). The Corporation has recently received notice from Nasdaq that the bid price of the Corporation's Common Stock has traded below the minimum bid price of $1.00 for over ten consecutive days, thus subjecting the Corporation to possible de-listing. In order to continue to have its Common Stock listed on Nasdaq, the Corporation is required to maintain (i) total assets of at least $2,000,000, (ii) total stockholders' equity of $1,000,000, (iii) a minimum bid price of $1.00, (iv) one market maker, (v) 300 stockholders, (vi) at least 100,000 shares in the public float and (vii) a minimum market value for the public float of $200,000. In the event the Corporation's Common Stock is delisted from the Nasdaq, trading, if any, of the Corporation's securities would thereafter be conducted in the over-the-counter market on the OTC Bulletin Board. Consequently, an investor may find it less liquid, therefore being more difficult to dispose of, or to obtain accurate quotations as to the price of the Company's securities.

     At present, the bid price of the Corporation's Common Stock is below $1.00.The proposed reverse-split is necessary to attempt to keep the Corporation in compliance with Nasdaq's continued listing requirements. Management believes that a reverse-split of the Corporation's stock is the best strategy to keep the Corporation in compliance with the continued listing requirements of the Nasdaq SmallCap Market.

     The reverse-split will be effected by an amendment to the Corporation's Certificate of Incorporation whereby the Corporation will reduce its present issued and outstanding shares from 9,788,050 shares to 978,805 shares. The record date for purposes of calculating the reverse-split will be March 6, 1997, and the effective date of the reverse-split will be the commencement of business the day after the Amendment to the Corporation's Amendment to its Certificate of Incorporation is filed.

     The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal. The Directors and Officers of the Corporation and other principal stockholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 42.9% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal.


     The Board of Directors deems this Proposal No. II to be in the best interests of the Corporation and its stockholders and recommends a vote "FOR" approval thereof.


                              FINANCIAL INFORMATION

          A COPY OF THE CORPORATION'S ANNUAL REPORTS ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO ALLEAN GOODE, SECRETARY, MISTER JAY FASHIONS INTERNATIONAL, INC., 448 WEST 16TH STREET, NEW YORK, NY 10011. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF JANUARY 3, 1997 THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF COMMON SHARES OF THE CORPORATION ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS.

                               IV. OTHER BUSINESS

     As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Stockholder Proposals

     Proposals of stockholders intended to be presented at the Corporation's 1996 Annual Meeting of Stockholders must be received by the Corporation on or prior to July 31, 1997 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 1997 Annual Meeting of Stockholders.

                                             By Order of the Board of Directors,

                                                                    Allean Goode
                                                                       Secretary
February 11, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.


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